UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual

Repor t

ClearBridge

Mid Cap Core

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Mid Cap Core Fund

Fund objective

The Fund seeks long-term capital growth.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Mid Cap Core Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Mid Cap Core Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective October 1, 2012, the Fund changed its performance benchmark from the S&P Mid Cap 400 Index to the Russell Mid Cap Index. Management believes the Russell Mid Cap Index is a more appropriate benchmark for the Fund since it is more widely used by institutional investors for evaluating mid cap portfolios and as a result will provide shareholders with a better tool for assessing the Fund’s success relative to its investment objective and comparable funds. There was no change in the Fund’s investment objective or strategy.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

ClearBridge Mid Cap Core Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would

IV	ClearBridge Mid Cap Core Fund

Investment commentary (cont’d)

extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Mid Cap Core Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Fund may invest up to 20% of its assets in equity securities of companies other than medium-capitalization companies. The Fund may also invest up to 25% of its assets in securities of foreign issuers. The Fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to select prospective investments. We then establish market implied growth and return expectations based on current trading price and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur, as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period began amid significant market volatility and weakness, stemming largely from uncertainty over the state of the European sovereign debt crisis and the failure of the U.S. Congressional “super committee” to produce a deficit reduction plan. However, the start of the new calendar year saw stocks rise significantly, with both the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii making record advances in the first quarter of 2012. The key catalysts for the rise were the European Central Bank’s (“ECB”) introduction of the Long-Term Refinancing Operations (“LTRO”) in December 2011, which alleviated much of the concern about a potential European bank liquidity crisis and financial contagion, and modest improvement seen in U.S. economic data.

As the period progressed, both the domestic economic recovery and the bull market for equities managed to continue despite weaker corporate earnings guidance and slowing economic growth in both the U.S. and China. Increasingly, stock market performance was correlated with central bank activity, as additional policy easing actions taken by the ECB and the Federal Reserve Board (“Fed”)iii sparked impressive stock market gains. Over the summer and fall, uncertainty over the outcome of the U.S. Presidential election and fears of the “fiscal cliff” remained in the forefront, but were not enough to stop the market’s rise to multi-year highs through the end of the reporting period.

Q. How did we respond to these changing market conditions?

A. Our investment process incorporates a philosophy and process designed to

2	ClearBridge Mid Cap Core Fund 2012 Annual Report

Fund overview (cont’d)

minimize emotional responses to changing market dynamics. Through our quantitative and fundamental analysis, we focus on companies that we believe to be attractive valuations, strong fundamentals and management teams that exercise capital discipline. This core strategy, which we expect to drive excellent results through an economic cycle, did not change as a result of the changing market conditions.

Additionally, we aim to source the majority of our risk from stock selection, where we believe we can add the most value, and attempt to minimize factor risk that is most influenced by macroeconomic conditions, where we believe we have less of a competitive advantage.

For risk management purposes, the Fund held options during the reporting period that had a positive impact on performance.

Performance review

For the twelve months ended October 31, 2012, Class A shares of ClearBridge Mid Cap Core Fund, excluding sales charges, returned 13.44%. The Fund’s new unmanaged benchmark, the Russell Mid Cap Indexiv and its former benchmark, the S&P MidCap 400 Indexv, returned 12.15% and 12.11%, respectively, for the same period. The Lipper Mid-Cap Core Funds Category Average1 returned 10.32% over the same time frame.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Mid Cap Core Fund:
Class 1[2]	0.29%	13.72%
Class A	0.17%	13.44%
Class B3	-0.19%	12.57%
Class C	-0.19%	12.63%
Class R	0.00%	13.02%
Class I	0.36%	13.86%
Class IS	0.40%	13.91%
Russell Mid Cap Index	0.25%	12.15%
S&P MidCap 400 Index	-0.33%	12.11%
Lipper Mid-Cap Core Funds Category Average[1]	-0.80%	10.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 381 funds for the six-month period and among the 375 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Mid Cap Core Fund 2012 Annual Report	3

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, as supplemented, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class R, Class I and Class IS shares were 1.19%, 1.33%, 2.35%, 2.09%, 1.64%, 0.86% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.23% for Class A shares, 2.01% for Class B shares, 1.94% for Class C shares, 1.60% for Class R shares and 1.05% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares, and the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those for Class A shares. These expense limitation arrangements cannot be terminated prior to February 28, 2013 with respect to Class A, Class B and Class C shares and prior to December 31, 2014 for all other share classes, without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. In absolute terms, the Fund had positive performance in eight out of the nine sectors in which it was invested for the period (out of ten total), with the greatest contributions to returns coming from the Consumer Discretionary, Financials and Industrials sectors.

Relative to the Russell MidCap Index, overall stock selection contributed to performance for the period. In particular, leading contributors to performance included stock selection in the Consumer Discretionary, Information Technology (“IT”), Utilities, Financials and Energy sectors.

In terms of individual Fund holdings, leading contributors to performance included Onyx Pharmaceuticals Inc. in the Health Care sector, Solutia Inc. in the Materials sector, Whirlpool Corp. and Jarden Corp. both in the Consumer Discretionary sector and Seagate Technology PLC in the IT sector.

Q. What were the leading detractors from performance?

A. In absolute terms, the Fund had negative performance in the Consumer Staples sector, which detracted from returns for the period. Relative to the Russell MidCap Index, overall sector allocation detracted from performance, primarily due to an overweight in the IT sector and an underweight in the Telecommunications sector (the Fund had no holdings in the sector). Stock selection in the Health Care and Consumer Staples sectors also negatively impacted relative performance for the period.

In terms of individual Fund holdings, leading detractors from performance included positions in Peabody Energy Corp. in the Energy sector, MasTec Inc. and Joy Global Inc. in the Industrials sector, Accretive Health Inc. in the Health Care sector and VeriFone Systems Inc. in the IT sector.

4	ClearBridge Mid Cap Core Fund 2012 Annual Report

Fund overview (cont’d)

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions sold and bought over the course of the period. The largest new holdings introduced during the period included holdings of Moody’s Corp. and AXIS Capital Holdings Ltd. in the Financials sector, Equifax Inc. and MSC Industrial Direct Co. Inc. both in the Industrials sector, and Avago Technologies Ltd. in the IT sector. The largest positions sold during the period included Warner Chilcott Plc in the Health Care sector, MasTec Inc. and Parker-Hannifin Corp. both in the Industrials sector, PartnerRe Ltd. in the Financials sector and Jarden Corp. in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge Mid Cap Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investment, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 21, 2012

RISKS: Mid-cap stocks may be more volatile than larger-cap stocks. Additionally, the Fund’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: Signet Jewelers Ltd. (2.1%), Amdocs Ltd. (2.1%), Crown Holdings Inc. (2.1%), Whirlpool Corp. (2.0%), Moody’s Corp. (2.0%), Pioneer Natural Resources Co. (2.0%), CNH Global NV (2.0%), Jos. A. Bank Clothiers Inc. (1.9%), M&T Bank Corp. (1.9%) and Mednax Inc. (1.9%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Financials (21.0%), Information Technology (17.6%), Industrials (16.3%), Consumer Discretionary (15.9%) and Health Care (9.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Mid Cap Core Fund 2012 Annual Report	5

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

6	ClearBridge Mid Cap Core Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011 and does not include derivatives, such as written options. The Fund is actively managed. As a result, the composition at the Fund’s investments is subject to change at any time.

ClearBridge Mid Cap Core Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]		Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class 1	0.29%		$1,000.00	$1,002.90	0.98%	$4.93	Class 1	5.00%	$1,000.00	$1,020.21	0.98%	$4.98
Class A	0.17		1,000.00	1,001.70	1.23	6.19	Class A	5.00	1,000.00	1,018.95	1.23	6.24
Class B	-0.19		1,000.00	998.10	2.01	10.10	Class B	5.00	1,000.00	1,015.03	2.01	10.18
Class C	-0.19		1,000.00	998.10	1.94	9.74	Class C	5.00	1,000.00	1,015.38	1.94	9.83
Class R	0.00	[4]	1,000.00	1,000.00	1.55	7.79	Class R	5.00	1,000.00	1,017.34	1.55	7.86
Class I	0.36		1,000.00	1,003.60	0.87	4.38	Class I	5.00	1,000.00	1,020.76	0.87	4.42
Class IS	0.40		1,000.00	1,004.00	0.80	4.03	Class IS	5.00	1,000.00	1,021.11	0.80	4.06

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[4]	Amount represents less than 0.005%.

8	ClearBridge Mid Cap Core Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/2012	13.72%	13.44%	12.57%	12.63%	13.02%	13.86%	13.91%
Five Years Ended 10/31/2012	2.23	1.99	1.25	1.29	N/A	2.40	N/A
Ten Years Ended 10/31/2012	8.29	8.10	7.47	7.34	N/A	8.52	N/A
Inception* through 10/31/2012	3.33	8.90	8.44	8.12	8.27	8.08	6.49

With sales charges[2]	Class 1	Class A	Class B	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/2012	4.04%	6.92%	7.57%	11.63%	13.02%	13.86%	13.91%
Five Years Ended 10/31/2012	0.43	0.79	1.07	1.29	N/A	2.40	N/A
Ten Years Ended 10/31/2012	7.33	7.47	7.47	7.34	N/A	8.52	N/A
Inception* through 10/31/2012	2.58	8.45	8.44	8.12	8.27	8.08	6.49

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/02 through 10/31/12)	121.71%
Class A (10/31/02 through 10/31/12)	117.97
Class B (10/31/02 through 10/31/12)	105.49
Class C (10/31/02 through 10/31/12)	102.99
Class R (Inception date of 9/30/08 through 10/31/12)	38.39
Class I (10/31/02 through 10/31/12)	126.61
Class IS (Inception date of 8/4/08 through 10/31/12)	30.60

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1, R, I and IS shares are September 12, 2000, September 30, 2008, December 3, 1998 and August 4, 2008, respectively.

ClearBridge Mid Cap Core Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class 1, A, B and C Shares of ClearBridge Mid Cap Core Fund vs Russell Mid Cap Index and S&P MidCap 400 Index†‡ — October 2002 - October 2012

Value of $1,000,000 invested in

Class I Shares of ClearBridge Mid Cap Core Fund vs Russell Mid Cap Index and S&P MidCap 400 Index†‡ — October 2002 - October 2012

10	ClearBridge Mid Cap Core Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class 1, A, B and C shares and $1,000,000 invested in Class I shares of ClearBridge Mid Cap Core Fund on October 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% and 8.50% at the time of investment for Class A and 1 shares, respectively, and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell Mid Cap Index and S&P MidCap 400 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class 1, A, B, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Effective October 1, 2012, the Fund changed its performance benchmark from the S&P MidCap 400 Index to the Russell Mid Cap Index. Management believes the Russell Mid Cap Index is a more appropriate benchmark for the Fund since this Index is broader and more diversified than the S&P Mid Cap 400 Index and, as a result, will provide shareholders with a better tool for assessing the Fund’s success relative to its investment objectives and comparable funds.

ClearBridge Mid Cap Core Fund 2012 Annual Report	11

Schedule of investments

October 31, 2012

ClearBridge Mid Cap Core Fund

Security	Shares	Value
Common Stocks — 97.0%
Consumer Discretionary — 15.9%
Auto Components — 2.4%
Autoliv Inc.	232,760	$13,406,976
Tenneco Inc.	403,000	12,311,650	*
Total Auto Components		25,718,626
Hotels, Restaurants & Leisure — 1.2%
Wynn Resorts Ltd.	105,000	12,711,300
Household Durables — 5.5%
Mohawk Industries Inc.	232,000	19,365,040	*
NVR Inc.	18,000	16,267,320	*
Toll Brothers Inc.	87,890	2,901,249	*
Whirlpool Corp.	226,000	22,075,680
Total Household Durables		60,609,289
Specialty Retail — 6.8%
Jos. A. Bank Clothiers Inc.	450,000	21,055,500	*
Ross Stores Inc.	270,000	16,456,500
Signet Jewelers Ltd.	450,000	23,292,000
Tractor Supply Co.	148,000	14,243,520
Total Specialty Retail		75,047,520
Total Consumer Discretionary		174,086,735
Consumer Staples — 2.8%
Food & Staples Retailing — 1.5%
Casey’s General Stores Inc.	325,000	16,753,750
Personal Products — 1.3%
Herbalife Ltd.	265,000	13,607,750
Total Consumer Staples		30,361,500
Energy — 6.8%
Energy Equipment & Services — 3.3%
Noble Corp.	450,000	16,983,000
Oil States International Inc.	263,000	19,225,300	*
Total Energy Equipment & Services		36,208,300
Oil, Gas & Consumable Fuels — 3.5%
Pioneer Natural Resources Co.	205,000	21,658,250
Whiting Petroleum Corp.	391,000	16,429,820	*
Total Oil, Gas & Consumable Fuels		38,088,070
Total Energy		74,296,370

See Notes to Financial Statements.

12	ClearBridge Mid Cap Core Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge Mid Cap Core Fund

Security	Shares	Value
Financials — 21.0%
Capital Markets — 4.0%
Greenhill & Co. Inc.	175,000	$8,351,000
Invesco Ltd.	675,000	16,416,000
Lazard Ltd., Class A	650,000	19,149,000
Total Capital Markets		43,916,000
Commercial Banks — 6.3%
CIT Group Inc.	480,000	17,865,600	*
M&T Bank Corp.	197,000	20,507,700
Signature Bank	271,000	19,306,040	*
SunTrust Banks Inc.	425,000	11,560,000
Total Commercial Banks		69,239,340
Consumer Finance — 1.4%
SLM Corp.	887,400	15,600,492
Diversified Financial Services — 2.0%
Moody’s Corp.	450,000	21,672,000
Insurance — 3.3%
Arch Capital Group Ltd.	416,000	18,366,400	*
Axis Capital Holdings Ltd.	500,000	18,110,000
Total Insurance		36,476,400
Real Estate Investment Trusts (REITs) — 4.0%
Alexandria Real Estate Equities Inc.	224,000	15,776,320
Apartment Investment and Management Co., Class A Shares	625,000	16,681,250
Health Care REIT Inc.	197,000	11,707,710
Total Real Estate Investment Trusts (REITs)		44,165,280
Total Financials		231,069,512
Health Care — 9.4%
Biotechnology — 1.8%
Onyx Pharmaceuticals Inc.	245,000	19,198,200	*
Health Care Equipment & Supplies — 2.9%
Cooper Cos. Inc.	175,000	16,796,500
Zimmer Holdings Inc.	233,120	14,968,635
Total Health Care Equipment & Supplies		31,765,135
Health Care Providers & Services — 4.7%
AmerisourceBergen Corp.	425,000	16,762,000
Magellan Health Services Inc.	300,000	15,045,000	*
Mednax Inc.	293,000	20,211,140	*
Total Health Care Providers & Services		52,018,140
Total Health Care		102,981,475
Industrials — 16.3%
Aerospace & Defense — 0.9%
Curtiss-Wright Corp.	305,000	9,415,350

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2012 Annual Report	13

ClearBridge Mid Cap Core Fund

Security	Shares	Value
Air Freight & Logistics — 0.9%
UTI Worldwide Inc.	750,000	$10,417,500
Airlines — 1.1%
Allegiant Travel Co.	160,000	11,638,400	*
Commercial Services & Supplies — 1.5%
Cintas Corp.	400,000	16,724,000
Construction & Engineering — 1.2%
Quanta Services Inc.	523,000	13,561,390	*
Electrical Equipment — 2.7%
EnerSys	465,000	16,033,200	*
Rockwell Automation Inc.	200,000	14,212,000
Total Electrical Equipment		30,245,200
Machinery — 4.6%
CNH Global NV	480,500	21,526,400	*
Joy Global Inc.	280,000	17,486,000
Lincoln Electric Holdings Inc.	260,000	11,276,200
Total Machinery		50,288,600
Professional Services — 1.8%
Equifax Inc.	385,000	19,265,400
Trading Companies & Distributors — 1.6%
MSC Industrial Direct Co. Inc., Class A Shares	235,000	17,531,000
Total Industrials		179,086,840
Information Technology — 17.6%
Communications Equipment — 1.7%
F5 Networks Inc.	110,000	9,072,800	*
Juniper Networks Inc.	600,000	9,942,000	*
Total Communications Equipment		19,014,800
Computers & Peripherals — 1.2%
Seagate Technology PLC	500,000	13,660,000
Electronic Equipment, Instruments & Components — 2.6%
Agilent Technologies Inc.	475,000	17,095,250
FEI Co.	210,000	11,560,500
Total Electronic Equipment, Instruments & Components		28,655,750
IT Services — 3.7%
Alliance Data Systems Corp.	120,000	17,166,000	*
MAXIMUS, Inc.	170,000	9,380,600
VeriFone Systems Inc.	465,000	13,782,600	*
Total IT Services		40,329,200
Semiconductors & Semiconductor Equipment — 2.7%
Avago Technologies Ltd.	530,000	17,505,900
Xilinx Inc.	369,000	12,088,440
Total Semiconductors & Semiconductor Equipment		29,594,340

See Notes to Financial Statements.

14	ClearBridge Mid Cap Core Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge Mid Cap Core Fund

Security			Shares	Value
Software — 5.7%
Amdocs Ltd.			691,000	$22,851,370
Autodesk Inc.			340,000	10,825,600	*
Check Point Software Technologies Ltd.			350,000	15,585,500	*
Nuance Communications Inc.			592,000	13,177,920	*
Total Software				62,440,390
Total Information Technology				193,694,480
Materials — 3.6%
Chemicals — 1.5%
Rockwood Holdings Inc.			366,000	16,799,400
Containers & Packaging — 2.1%
Crown Holdings Inc.			592,000	22,644,000	*
Total Materials				39,443,400
Utilities — 3.6%
Electric Utilities — 1.1%
NV Energy Inc.			666,000	12,660,660
Multi-Utilities — 2.5%
Sempra Energy			225,000	15,693,750
Wisconsin Energy Corp.			306,000	11,771,820
Total Multi-Utilities				27,465,570
Total Utilities				40,126,230
Total Investments before Short-Term Investments (Cost — $929,452,453)				1,065,146,542

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.8%
Repurchase Agreements — 2.8%
Interest in $552,780,000 joint tri-party repurchase agreement dated 10/31/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $30,055,267; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.250% due 11/23/12 to 11/2/40; Market value — $30,656,113) (Cost — $30,055,000)	0.320%	11/1/12	$30,055,000	30,055,000
Total Investments — 99.8% (Cost — $959,507,453#)				1,095,201,542
Other Assets in Excess of Liabilities — 0.2%				2,739,368
Total Net Assets — 100.0%				$1,097,940,910

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $959,780,416.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2012 Annual Report	15

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $959,507,453)	$1,095,201,542
Receivable for securities sold	22,729,391
Receivable for Fund shares sold	1,295,983
Dividends and interest receivable	217,030
Prepaid expenses	73,194
Total Assets	1,119,517,140

Liabilities:
Payable for securities purchased	17,323,179
Payable for Fund shares repurchased	2,250,557
Investment management fee payable	611,396
Service and/or distribution fees payable	342,050
Due to custodian	120,168
Trustees’ fees payable	6,083
Accrued expenses	922,797
Total Liabilities	21,576,230
Total Net Assets	$1,097,940,910

Net Assets:
Par value (Note 6)	$473
Paid-in capital in excess of par value	985,313,232
Accumulated net investment loss	(10,003)
Accumulated net realized loss on investments, written options and foreign currency transactions	(23,056,916)
Net unrealized appreciation on investments and foreign currencies	135,694,124
Total Net Assets	$1,097,940,910

See Notes to Financial Statements.

16	ClearBridge Mid Cap Core Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

October 31, 2012

Shares Outstanding:
Class 1	139,638
Class A	26,268,825
Class B	2,354,224
Class C	9,430,538
Class R	394,975
Class I	5,602,419
Class IS	3,144,960

Net Asset Value:
Class 1 (and redemption price)	$24.20
Class A (and redemption price)	$23.63
Class B*	$20.60
Class C*	$20.69
Class R (and redemption price)	$23.43
Class I (and redemption price)	$25.22
Class IS (and redemption price)	$25.31
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$25.07

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2012 Annual Report	17

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends	$13,967,522
Interest	29,094
Less: Foreign taxes withheld	(16,740)
Total Investment Income	13,979,876

Expenses:
Investment management fee (Note 2)	8,112,826
Service and/or distribution fees (Notes 2 and 5)	4,091,847
Transfer agent fees (Note 5)	2,442,456
Registration fees	141,144
Fund accounting fees	93,182
Trustees’ fees	84,915
Shareholder reports	72,099
Legal fees	65,952
Audit and tax	41,409
Insurance	24,221
Custody fees	6,170
Miscellaneous expenses	13,471
Total Expenses	15,189,692
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(861,567)
Net Expenses	14,328,125
Net Investment Loss	(348,249)

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	63,490,155
Written options	285,394
Foreign currency transactions	10,792
Net Realized Gain	63,786,341
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	71,284,222
Written options	127,606
Foreign currencies	(26,256)
Change in Net Unrealized Appreciation (Depreciation)	71,385,572
Net Gain on Investments, Written Options and Foreign Currency Transactions	135,171,913
Increase in Net Assets from Operations	$134,823,664

See Notes to Financial Statements.

18	ClearBridge Mid Cap Core Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment loss	$(348,249)	$(5,878,472)
Net realized gain	63,786,341	58,082,922
Change in net unrealized appreciation (depreciation)	71,385,572	(44,652,551)
Increase in Net Assets From Operations	134,823,664	7,551,899

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	149,607,603	203,175,135
Cost of shares repurchased	(264,993,889)	(236,022,829)
Net assets of shares issued in connection with merger (Note 7)	—	394,523,253
Increase (Decrease) in Net Assets From Fund Share Transactions	(115,386,286)	361,675,559
Increase in Net Assets	19,437,378	369,227,458

Net Assets:
Beginning of year	1,078,503,532	709,276,074
End of year*	$1,097,940,910	$1,078,503,532
* Includes accumulated net investment loss and undistributed net investment income, respectively, of:	$(10,003)	$164,544

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2012 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$21.28	$19.86	$16.22	$12.73	$22.84	$24.21

Income (loss) from operations:
Net investment income (loss)	0.07	(0.05)	(0.02)	0.05	0.03	0.08
Net realized and unrealized gain (loss)	2.85	1.47	3.66	3.44	(7.79)	1.67
Total income (loss) from operations	2.92	1.42	3.64	3.49	(7.76)	1.75

Less distributions from:
Net realized gains	—	—	—	—	(2.35)	(3.12)
Total distributions	—	—	—	—	(2.35)	(3.12)

Net asset value, end of year	$24.20	$21.28	$19.86	$16.22	$12.73	$22.84
Total return[4]	13.72%	7.15%	22.44%	27.42%	(37.88)%	8.06%

Net assets, end of year (000s)	$3,379	$3,810	$4,251	$3,950	$3,533	$7,103

Ratios to average net assets:
Gross expenses	1.20%	1.19%[5]	1.22%	1.22%[6]	1.04%	1.01%[5]
Net expenses[7,8,9]	0.98	1.03 [5]	1.17	1.09 [6]	1.02	0.99 [5]
Net investment income (loss)	0.29	(0.24)	(0.13)	0.35 [6]	0.14	0.32

Portfolio turnover rate	47%	86%	54%	44%	80%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same for the year ended October 31, 2011 and would have been 1.01% and 0.98%, respectively, for the year ended November 30, 2007.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense reimbursement arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not and are not expected to exceed the total annual operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	ClearBridge Mid Cap Core Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$20.83	$19.49	$15.94	$12.54	$22.59	$24.02

Income (loss) from operations:
Net investment income (loss)	0.01	(0.11)	(0.06)	0.01	(0.02)	0.02
Net realized and unrealized gain (loss)	2.79	1.45	3.59	3.39	(7.68)	1.67
Proceeds from settlement of a regulatory matter	—	—	0.02	—	—	—
Total income (loss) from operations	2.80	1.34	3.55	3.40	(7.70)	1.69

Less distributions from:
Net realized gains	—	—	—	—	(2.35)	(3.12)
Total distributions	—	—	—	—	(2.35)	(3.12)

Net asset value, end of year	$23.63	$20.83	$19.49	$15.94	$12.54	$22.59
Total return[4]	13.44%	6.88%	22.27%[5]	27.11%	(38.05)%	7.84%

Net assets, end of year (000s)	$620,727	$576,129	$394,443	$477,162	$274,412	$475,146

Ratios to average net assets:
Gross expenses	1.32%	1.33%[6]	1.42%	1.34%[7]	1.28%	1.21%[6]
Net expenses[8]	1.23 [9,10]	1.28 [6,9,10]	1.42	1.34 [7]	1.28	1.21 [6]
Net investment income (loss)	0.07	(0.51)	(0.37)	0.08 [7]	(0.11)	0.10

Portfolio turnover rate	47%	86%	54%	44%	80%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 22.15%. Class A received $425,480 related to this distribution.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.32% and 1.27%, respectively, for the year ended October 31, 2011 and would both have been 1.21% for the year ended November 30, 2007.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective May 20, 2011 (reorganization date), as a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.23%. This expense limitation arrangement cannot be terminated prior to February 28, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$18.30	$17.27	$14.15	$11.23	$20.64	$22.38

Income (loss) from operations:
Net investment loss	(0.15)	(0.26)	(0.20)	(0.10)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	2.45	1.29	3.17	3.02	(6.89)	1.54
Proceeds from settlement of a regulatory matter	—	—	0.15	—	—	—
Total income (loss) from operations	2.30	1.03	3.12	2.92	(7.06)	1.38

Less distributions from:
Net realized gains	—	—	—	—	(2.35)	(3.12)
Total distributions	—	—	—	—	(2.35)	(3.12)

Net asset value, end of year	$20.60	$18.30	$17.27	$14.15	$11.23	$20.64
Total return[4]	12.57%	5.96%	22.05%[5]	26.00%	(38.60)%	6.91%

Net assets, end of year (000s)	$48,488	$67,684	$68,751	$82,424	$92,613	$224,464

Ratios to average net assets:
Gross expenses	2.30%	2.35%[6]	2.33%	2.36%[7]	2.16%	2.08%[6]
Net expenses[8]	2.01 [9,10]	2.18 [6,9,10]	2.33	2.36 [7]	2.16	2.08 [6]
Net investment loss	(0.75)	(1.40)	(1.28)	(0.91) [7]	(1.00)	(0.77)

Portfolio turnover rate	47%	86%	54%	44%	80%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 20.99%. Class B received $694,962 related to this distribution.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same for the year ended October 31, 2011 and would both have been 2.07% for the year ended November 30, 2007.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective May 20, 2011 (reorganization date), as a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.01%. This expense limitation arrangement cannot be terminated prior to February 28, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	ClearBridge Mid Cap Core Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$18.37	$17.32	$14.22	$11.27	$20.68	$22.39

Income (loss) from operations:
Net investment loss	(0.13)	(0.24)	(0.17)	(0.08)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	2.45	1.29	3.20	3.03	(6.91)	1.54
Proceeds from settlement of a regulatory matter	—	—	0.07	—	—	—
Total income (loss) from operations	2.32	1.05	3.10	2.95	(7.06)	1.41

Less distributions from:
Net realized gains	—	—	—	—	(2.35)	(3.12)
Total distributions	—	—	—	—	(2.35)	(3.12)

Net asset value, end of year	$20.69	$18.37	$17.32	$14.22	$11.27	$20.68
Total return[4]	12.63%	6.06%	21.80%[5]	26.18%	(38.52)%	7.06%

Net assets, end of year (000s)	$195,159	$202,860	$132,148	$132,500	$126,007	$263,816

Ratios to average net assets:
Gross expenses	2.02%	2.09%[6]	2.14%	2.11%[7]	2.05%	1.94%[6]
Net expenses[8]	1.94 [9,10]	2.01 [6,9,10]	2.14	2.11 [7]	2.05	1.94 [6]
Net investment loss	(0.65)	(1.26)	(1.09)	(0.67) [7]	(0.88)	(0.64)

Portfolio turnover rate	47%	86%	54%	44%	80%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 21.31%. Class C received $561,921 related to this distribution.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same for the year ended October 31, 2011 and would both have been 1.94% for the year ended November 30, 2007.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective May 20, 2011 (reorganization date), as a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.94%. This expense limitation arrangement cannot be terminated prior to February 28, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$20.73	$19.45	$15.93	$12.54	$16.93

Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.17)	(0.10)	(0.01)	0.01
Net realized and unrealized gain (loss)	2.76	1.45	3.62	3.40	(4.40)
Total income (loss) from operations	2.70	1.28	3.52	3.39	(4.39)

Net asset value, end of year	$23.43	$20.73	$19.45	$15.93	$12.54
Total return[4]	13.02%	6.58%	22.10%	27.03%	(25.93)%

Net assets, end of year (000s)	$9,256	$6,895	$5,190	$742	$74

Ratios to average net assets:
Gross expenses	1.57%	1.64%[5]	1.64%	1.40%[6]	1.50%[6]
Net expenses[7]	1.57 [8]	1.58 [5,8,9]	1.52 [8,9]	1.40 [6,8]	1.50 [6]
Net investment income (loss)	(0.26)	(0.79)	(0.56)	(0.05) [6]	0.23 [6]

Portfolio turnover rate	47%	86%	54%	44%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the period September 30, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.64% and 1.57%, respectively.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Mid Cap Core Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010		2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$22.15	$20.64	$16.83		$13.18	$23.53	$24.80

Income (loss) from operations:
Net investment income (loss)	0.10	(0.04)	(0.00)	[4]	0.07	0.07	0.12
Net realized and unrealized gain (loss)	2.97	1.55	3.81		3.58	(8.07)	1.73
Total income (loss) from operations	3.07	1.51	3.81		3.65	(8.00)	1.85

Less distributions from:
Net realized gains	—	—	—		—	(2.35)	(3.12)
Total distributions	—	—	—		—	(2.35)	(3.12)

Net asset value, end of year	$25.22	$22.15	$20.64		$16.83	$13.18	$23.53
Total return[5]	13.86%	7.32%	22.64%		27.69%	(37.77)%	8.30%

Net assets, end of year (000s)	$141,318	$130,853	$8,318		$3,975	$1,047	$1,759

Ratios to average net assets:
Gross expenses	0.86%	0.86%[6]	0.98%		0.97%[7]	0.78%	0.79%[6]
Net expenses[8]	0.86 [9]	0.86 [6,9]	0.98	[9]	0.91 [7,9,10]	0.78	0.79 [6]
Net investment income (loss)	0.44	(0.17)	(0.00)	[11]	0.48 [7]	0.35	0.52

Portfolio turnover rate	47%	86%	54%		44%	80%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same for the year ended October 31, 2011 and would both have been 0.78% for the year ended November 30, 2007.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Amount represents less than 0.01%.

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2012 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$22.22	$20.69	$16.84	$13.19	$19.38

Income (loss) from operations:
Net investment income	0.11	(0.00) [4]	0.04	0.08	0.04
Net realized and unrealized gain (loss)	2.98	1.53	3.81	3.57	(6.23)
Total income (loss) from operations	3.09	1.53	3.85	3.65	(6.19)

Net asset value, end of year	$25.31	$22.22	$20.69	$16.84	$13.19
Total return[5]	13.91%	7.39%	22.86%	27.67%	(31.94)%

Net assets, end of year (000s)	$79,614	$90,273	$96,175	$83,475	$67,281

Ratios to average net assets:
Gross expenses	0.81%	0.81%[6]	0.82%	0.83%[7]	0.82%[7]
Net expenses[8]	0.81 [9]	0.81 [6,9]	0.82 [9]	0.83 [7,9]	0.82 [7]
Net investment income (loss)	0.48	(0.02)	0.21	0.60 [7]	0.69 [7]

Portfolio turnover rate	47%	86%	54%	44%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the period August 4, 2008 (inception date) to November 30, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same for the year ended October 31, 2011.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	ClearBridge Mid Cap Core Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Mid Cap Core Fund (effective January 1, 2013, the Fund will be known as ClearBridge Mid Cap Core Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

ClearBridge Mid Cap Core Fund 2012 Annual Report	27

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Mid Cap Core Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$1,065,146,542	—	—	$1,065,146,542
Short-term investments†	—	$30,055,000	—	30,055,000
Total investments	$1,065,146,542	$30,055,000	—	$1,095,201,542

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

ClearBridge Mid Cap Core Fund 2012 Annual Report	29

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend

30	ClearBridge Mid Cap Core Fund 2012 Annual Report

Notes to financial statements (cont’d)

income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge Mid Cap Core Fund 2012 Annual Report	31

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$409,369	—	$(409,369)
(b)	(235,667)	$235,667	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions from partnerships, and book/tax differences in the treatment of distributions from REITs.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class R and Class I shares did not exceed 1.23%, 2.01%, 1.94%, 1.60% and 1.05%, respectively. In addition, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not and are not expected to exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012, and total annual operating expenses for Class IS shares did not exceed those of Class I shares. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those for Class A shares. These expense limitation arrangements cannot be terminated prior to February 28, 2013 with respect to Class A, Class B and Class C shares and prior to December 31, 2014 for all other share classes, without the Board of Trustees’ consent.

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $861,567.

32	ClearBridge Mid Cap Core Fund 2012 Annual Report

Notes to financial statements (cont’d)

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $157,365 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$189	$59,479	$1,707

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$505,136,768
Sales	633,078,365

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$168,861,999
Gross unrealized depreciation	(33,440,873)
Net unrealized appreciation	$135,421,126

ClearBridge Mid Cap Core Fund 2012 Annual Report	33

During the year ended October 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2011	2,100	$285,394
Options written	—	—
Options closed	—	—
Options exercised	(500)	(150,997)
Options expired	(1,600)	(134,397)
Written options, outstanding as of October 31, 2012	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At October 31, 2012, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$285,394

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$127,606

During the year ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$31,769

†	October 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

34	ClearBridge Mid Cap Core Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$14,191
Class A	$1,491,777	1,602,737
Class B	579,699	287,337
Class C	1,980,664	434,627
Class R	39,707	21,695
Class I	—	74,794
Class IS	—	7,075
Total	$4,091,847	$2,442,456

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$7,740
Class A	530,701
Class B	165,518
Class C	157,608
Class R	—
Class I	—
Class IS	—
Total	$861,567

6. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class 1
Shares repurchased	(39,402)	$(904,197)	(35,051)	$(770,094)
Net decrease	(39,402)	$(904,197)	(35,051)	$(770,094)

Class A
Shares sold	3,907,831	$87,367,294	4,694,733	$99,452,775
Shares repurchased	(5,295,319)	(117,752,691)	(5,094,681)	(108,019,567)
Shares issued with merger	—	—	7,815,512	181,250,126
Net increase (decrease)	(1,387,488)	$(30,385,397)	7,415,564	$172,683,334

ClearBridge Mid Cap Core Fund 2012 Annual Report	35

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class B
Shares sold	27,096	$530,264	249,782	$4,789,860
Shares repurchased	(1,371,966)	(26,785,782)	(1,729,742)	(32,697,373)
Shares issued with merger	—	—	1,198,513	24,498,443
Net decrease	(1,344,870)	$(26,255,518)	(281,447)	$(3,409,070)

Class C
Shares sold	931,323	$17,925,600	795,490	$15,022,705
Shares repurchased	(2,541,817)	(49,633,014)	(2,552,612)	(47,627,791)
Shares issued with merger	—	—	5,166,499	106,012,957
Net increase (decrease)	(1,610,494)	$(31,707,414)	3,409,377	$73,407,871

Class R
Shares sold	173,980	$3,926,859	173,672	$3,682,132
Shares repurchased	(111,621)	(2,456,080)	(107,940)	(2,292,961)
Net increase	62,359	$1,470,779	65,732	$1,389,171

Class I
Shares sold	1,488,987	$35,687,344	3,069,454	$69,507,418
Shares repurchased	(1,793,202)	(41,202,106)	(927,318)	(19,150,862)
Shares issued with merger	—	—	3,361,538	82,761,727
Net increase (decrease)	(304,215)	$(5,514,762)	5,503,674	$133,118,283

Class IS
Shares sold	178,276	$4,170,242	530,851	$10,720,245
Shares repurchased	(1,095,582)	(26,260,019)	(1,116,837)	(25,464,181)
Net decrease	(917,306)	$(22,089,777)	(585,986)	$(14,743,936)

7. Transfer of net assets

On May 20, 2011, the Fund acquired the assets and certain liabilities of the Legg Mason ClearBridge Capital Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason ClearBridge Capital Fund	17,542,062	$394,523,253	$799,719,482

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class B, Class C and Class I received 1.033599, 1.032900, 1.035016 and 1.019317 shares of Class A, Class B, Class C and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $8,676,493, accumulated net realized loss of $108,152,716 and accumulated net investment income of $27,342. Total net assets of the Fund

36	ClearBridge Mid Cap Core Fund 2012 Annual Report

Notes to financial statements (cont’d)

immediately after the transfer were $1,194,242,735. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment loss	$(5,684,503)
Net realized gain	45,569,510
Change in net unrealized appreciation (depreciation)	(89,432,172)
Decrease in net assets from operations	$(49,547,165)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on May 20, 2011.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Long-Term Capital Gains
12/12/2012 12/13/2012	$0.96811

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$45,081,124
Capital loss carryforward*	(67,858,000)
Other book/tax temporary differences(a)	(17,080)
Unrealized appreciation (depreciation)(b)	135,421,161
Total accumulated earnings (losses) — net	$112,627,205

*	During the taxable year ended October 31, 2012, the Fund utilized $19,464,971 of its capital loss carryforward available from prior years. As of October 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2014	$(7,150,858)
10/31/2016	(60,707,142)
$(67,858,000)

These amounts will be available to offset any future taxable capital gains. However, the Fund’s capital loss carryforward is subject to an annual limitation of $16,964,500 due to the reorganization described in Note 7.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, book/tax differences in the treatment of distributions from partnerships and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of distributions from a partnership interest.

ClearBridge Mid Cap Core Fund 2012 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Mid Cap Core Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, for the period from December 1, 2008 to October 31, 2009, and for each of the years or periods in the two-year period ended November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Mid Cap Core Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, for the period from December 1, 2008 to October 31, 2009, and for each of the years or periods in the two-year period ended November 30, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

38	ClearBridge Mid Cap Core Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Mid Cap Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Mid Cap Core Fund	39

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

40	ClearBridge Mid Cap Core Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Mid Cap Core Fund	41

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

42	ClearBridge Mid Cap Core Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Mid Cap Core Fund	43

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge

Mid Cap Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken
Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Mid Cap Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Clearbridge Mid Cap Core Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the ClearBridge Mid Cap Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01593 12/12 SR12-1798

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,225 in 2011 and $1,215,710 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,000 in 2011 and $11,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,550 in 2011 and $65,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012